UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act OF 1934

Date of Report (Date of earliest event reported): May 17, 2016
_____________________

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in its Charter)
_____________________

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-05805	13-2624428
(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its Annual Meeting of Shareholders on Tuesday, May 17, 2016; 3,230,798,213 shares were represented in person or by proxy, or 88.23% of the total shares outstanding.

(b)	The results of shareholder voting on the proposals presented were as follows:

MANAGEMENT PROPOSALS:
Proposal 1- Shareholders elected the 11 director nominees named in the Proxy Statement

Name	For	Against	Abstain	Broker Non-Votes
Linda B. Bammann	2,802,429,141	16,132,555	7,752,606	404,483,911
James A. Bell	2,793,455,469	26,862,786	5,996,047	404,483,911
Crandall C. Bowles	2,801,941,304	18,295,663	6,077,335	404,483,911
Stephen B. Burke	2,746,794,414	73,436,197	6,083,691	404,483,911
James S. Crown	2,780,382,646	39,808,278	6,123,378	404,483,911
James Dimon	2,696,237,853	109,134,183	20,942,266	404,483,911
Timothy P. Flynn	2,807,349,058	12,956,863	6,008,381	404,483,911
Laban P. Jackson, Jr.	2,774,644,611	45,416,085	6,253,606	404,483,911
Michael A. Neal	2,806,974,324	12,891,461	6,448,517	404,483,911
Lee R. Raymond	2,734,452,770	85,850,961	6,010,571	404,483,911
William C. Weldon	2,745,678,655	74,668,434	5,967,213	404,483,911

Proposal 2 - Shareholders approved the Advisory Resolution to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
2,592,296,529	211,917,975	22,099,798	404,483,911
91.72%	7.50%	0.78%

Proposal 3 - Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant’s Independent Registered Public Accounting Firm for 2016

For	Against	Abstain	Broker Non-Votes
3,177,951,726	46,654,212	6,192,275	0
98.36%	1.44%	0.19%

SHAREHOLDER PROPOSALS:

Proposal 4 - Shareholders did not approve the proposal on Independent Board Chairman - Require an Independent Chair

For	Against	Abstain	Broker Non-Votes
922,821,345	1,890,068,955	13,424,002	404,483,911
32.65%	66.87%	0.47%

Proposal 5 - Shareholders did not approve the proposal on How Votes are Counted - Count Votes Using Only For and Against and Ignore Abstentions

For	Against	Abstain	Broker Non-Votes
220,394,727	2,592,496,739	13,422,836	404,483,911
7.80%	91.73%	0.47%

Proposal 6 - Shareholders did not approve the proposal on Vesting for Government Service - Prohibit Vesting of Equity-Based Awards for Senior Executives due to Voluntary Resignation to Enter Government Service

For	Against	Abstain	Broker Non-Votes
732,108,104	2,052,690,778	41,515,420	404,483,911
25.90%	72.63%	1.47%

Proposal 7 - Shareholders did not approve the proposal on Appoint a Stockholder Value Committee - Address Whether Divestiture of All Non-Core Banking Business Segments Would Enhance Shareholder Value

For	Against	Abstain	Broker Non-Votes
81,802,889	2,702,027,498	42,483,915	404,483,911
2.89%	95.60%	1.50%

Proposal 8 - Shareholders did not approve the proposal on Clawback Amendment - Defer Compensation for 10 Years to Help Satisfy any Monetary Penalty Associated with Violation of Law

For	Against	Abstain	Broker Non-Votes
115,813,279	2,695,993,548	14,507,475	404,483,911
4.10%	95.39%	0.51%

Proposal 9 - Shareholders did not approve the proposal on Executive Compensation Philosophy - Adopt a Balanced Executive Compensation Philosophy with Social Factors to Improve the Firm's Ethical Conduct and Public Reputation

For	Against	Abstain	Broker Non-Votes
132,539,247	2,580,446,670	113,328,385	404,483,911
4.69%	91.30%	4.01%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Molly Carpenter
Name: Title:	Molly Carpenter Corporate Secretary

Date: May 19, 2016